UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2008

(January 22, 2008)

Washington Federal, Inc.

(Exact name of registrant as specified in its charter)

Washington	0-25454	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Pike Street, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 624-7930

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 22, 2008, Washington Federal held its Annual Meeting of Stockholders. A financial presentation was made during the meeting by Roy M. Whitehead, Chairman, President and Chief Executive Officer. A copy of this presentation is attached hereto as Exhibit 99.1. The information in this paragraph, as well as Exhibit 99.1, is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99.1	Annual Meeting Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON FEDERAL, INC.

Dated:	January 23, 2008	By:	/s/ Brent J. Beardall
Brent J. Beardall
Executive Vice President and
Chief Financial Officer